                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Michael  H.  Figoff,  Chief  Executive  Officer  of  Puroflow
Incorporated,  a Delaware  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Annual  Report on Form 10-KSB for the fiscal year ended  January 31, 2003 of the Company (the "Report") fully complies with the requirements of section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    By: /s/ Michael H. Figoff
                                        ------------------------
                                        Michael H. Figoff
                                        Chief Executive Officer
                                        March 17, 2003